First Eagle Fund of America	March 1, 2017 (as revised July 5, 2017)

Summary Prospectus

Investment Objective

First Eagle Fund of America (“Fund of America”) seeks capital appreciation by investing primarily in domestic stocks and, to a lesser extent, in debt and foreign equity securities.

Class A	FEFAX
Class C	FEAMX
Class I	FEAIX
Class Y	FEAFX
Class R3	EARFX
Class R4	EAFRX
Class R5	FERFX
Class R6	FEFRX

Fees and Expenses of the Fund of America

The following information describes the fees and expenses you may pay if you buy and hold shares of Fund of America.

You may qualify for sales charge discounts if you, together with certain related accounts, invest, or agree to invest in the future, at least $25,000 in Fund of America. Information about these and other discounts is available from your financial professional and in the How to Purchase Shares and Public Offering Price of Class A Shares sections of the Fund’s Prospectus on pages 71 and 78, respectively, and in the appendix to the Prospectus titled Intermediary-Specific Sales Load and Waiver Terms.

	Class A	Class C	Class Y†	Class I	Class R3	Class R4	Class R5	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on Purchases (as a percentage of public offering price)	5.00	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of your purchase or redemption price)	1.00*	1.00	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management Fees**	0.90	0.90	0.90	0.90	0.90	0.90	0.90	0.90
Distribution and Service (12b-1) Fees	0.25	1.00	0.25	None	0.35	0.10	None	None
Other Expenses***	0.15	0.16	0.16	0.11	0.21	0.21	0.21	0.06
Total Annual Operating Expenses (%)	1.30	2.06	1.31	1.01	1.46	1.21	1.11	0.96

Example

The following example is intended to help you compare the cost of investing in Fund of America with the cost of investing in other mutual funds. This hypothetical example assumes you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem all shares at the end of those periods. The example also assumes the average annual return is 5% and operating expenses remain the same. Please keep in mind your actual costs may be higher or lower.

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus, dated March 1, 2017, and Statement of Additional Information, dated April 10, 2017, as may be amended and supplemented, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus and other information about the Fund online at www.feim.com/individual-investors/fund/fund-america. You can also get this information at no additional cost by calling 800.334.2143 or by sending an e-mail request to info@firsteaglefunds.com.

†	Closed to new investors.
*	A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.
**	Effective July 1, 2017, the fee rate is 0.90% on the Fund’s first $2.25 billion in net assets, and 0.85% on the Fund’s next $2.75 billion in net assets and 0.80% in excess of $5 billion. Pre-July 1, 2017, the rate was 0.90% on the Fund’s first $5 billion in net assets, and 0.85% in excess of $5 billion. The management fee shown in the table above reflects the pre-July 1, 2017 rate.
***	“Other Expenses” shown generally reflect actual expenses for the Fund for the fiscal year ended October 31, 2016 and estimated expenses in the case of newly organized share classes.

First Eagle Fund of America

Share Status	1 Year	3 Years	5 Years	10 Years
Class A
Sold or Held	$626	$891	$1,177	$1,989
Class C (shares have a one year contingent deferred sales charge)
Sold	$309	$646	$1,108	$2,390
Held	$209	$646	$1,108	$2,390
Class Y
Sold or Held	$133	$415	$718	$1,579
Class I
Sold or Held	$103	$322	$558	$1,236
Class R3
Sold or Held	$151	$468	$808	$1,768
Class R4
Sold or Held	$125	$390	$676	$1,489
Class R5
Sold or Held	$115	$359	$622	$1,375
Class R6
Sold or Held	$99	$309	$536	$1,190

Portfolio Turnover Rate

Fund of America pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund of America operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, Fund of America’s portfolio turnover rate was 55.06% of the average value of its portfolio.

Principal Investment Strategies

To achieve its objective of capital appreciation, Fund of America will primarily invest in domestic stocks and, to a lesser extent, debt and foreign equity instruments. Normally, at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) are invested in domestic equity and debt instruments. Equity securities include common stocks, preferred stocks, convertible securities and warrants. The Fund may also invest in repurchase agreements and derivatives.

Derivatives include investing in options, futures and swaps and related products. Specifically, the Fund may enter into interest rate, credit default, currency, equity, fixed income and index swaps and the purchase or sale of related caps, floors and collars.

In addition, the Fund may enter into options on securities and on stock indices to limit the Fund’s investment risk and augment its investment return. Further, the Fund may write “covered” call options on equity or debt securities and on stock indices in seeking to enhance investment return or to hedge against declines in the prices of portfolio securities or may write put options to hedge against increases in the prices of securities which it intends to purchase. The Fund also may write call options on broadly based stock and bond market indices if at the time of writing it holds a portfolio of stocks or bonds listed on such index. Finally, the Fund may utilize futures contracts and options on futures on securities exchanges or in the over-the-counter market.

The Fund may enter into certain types of repurchase agreements, primarily as a cash management strategy.

Normally, at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) will be invested in domestic equity and debt instruments. The Fund “counts” derivative positions on these instruments for purposes of this 80% allocation, and in doing so, values each position at the price at which it is held on the Fund’s books.

The investment philosophy and strategy of Fund of America can be broadly characterized as a bottom-up, event-driven approach to choose stocks that it believes are undervalued and should perform well. In a bottom-up approach, companies and securities are researched and chosen individually. In an event-driven approach, one looks for companies that appear to be undervalued in relation to their potential value in light of positive corporate changes. Signals of corporate change can be management changes, large share repurchases, potential acquisitions or mergers. If changes are successful, these companies should realize a rise in the stock price. Fund of America invests in the securities of companies that it believes are undervalued relative to their overall financial and managerial strength. Investment decisions for the Fund are made without regard to the capitalization (size) of the companies in which it invests. The Fund may invest in any size company, including large, medium and smaller companies. The Fund may invest in debt securities generally without regard to their credit rating or time to maturity. However, the Fund has no current intention of investing more than 5% of its net assets in high yield bonds.

Principal Investment Risks

As with any mutual fund investment, you may lose money by investing in Fund of America. The likelihood of loss may be greater if you invest for a shorter period of time. An investment in the Fund is not intended to be a complete investment program.

Principal risks of investing in Fund of America, which could adversely affect its net asset value and total return, are:

•	Market Risk — The value of the Fund’s portfolio holdings may fluctuate in response to events specific to the companies or markets in which Fund of America invests, as well as

Summary Prospectus | March 1, 2017

(as revised July 5, 2017)

economic, political, or social events in the United States or abroad.

•	Event-Driven Style Risk — The event-driven investment style carries the additional risk that the event anticipated occurs later than expected, does not occur at all, or does not have the desired effect on the market price of the securities.

•	Diversification Risk — The Fund is a non-diversified mutual fund, and as a result, an investment in Fund of America may expose your money to greater risks than if you invest in a diversified fund. Fund of America will invest in a limited number of companies and industries, therefore gains or losses in a particular security may have a greater impact on their share price.

•	Credit and Interest Rate Risk — The value of the Fund’s portfolio may fluctuate in response to the risk that the issuer of a bond or other instrument will not be able to make payments of interest and principal when due. The Fund may invest in debt instruments that are below investment grade, e.g., junk bonds, which are considered speculative, and carry a higher risk of default. In addition, fluctuations in interest rates can affect the value of debt instruments held by the Fund. An increase in interest rates tends to reduce the market value of debt instruments, while a decline in interest rates tends to increase their values. Longer-duration instruments tend to be more sensitive to interest rate changes than those with shorter durations.

•	Small and Medium-Size Company Risk — The Fund may invest in small and medium-size companies, the securities of which can be more volatile in price than those of larger companies. Positions in smaller companies, especially when the Fund is a large holder of a small company’s securities, also may be more difficult or expensive to trade.

•	Repurchase Agreements Risk — The Fund may enter into certain types of repurchase agreements, primarily as a cash management strategy. If the seller fails to repurchase the security and the market value declines, Fund of America may lose money.

•	Options Risk — The Fund may engage in various options transactions in which Fund of America seeks to limit investment risk or increase investment returns by purchasing the right to buy or sell, or by selling the obligation to buy or sell, a security at a set price in the future. The Fund pays a premium when buying options and receives a premium when selling options. When trading options, the Fund may incur losses or forego otherwise realizable gains if market prices do not move as expected.
•	Foreign Investment Risk — The Fund may invest in foreign investments. Foreign investments are susceptible to less politically, economically and socially stable environments, foreign currency and exchange rate changes, and adverse changes to government regulations.

For more information on the risks of investing in Fund of America, please see the More Information about the Funds’ Investments section.

Investment Results

The following information provides an indication of the risks of investing in Fund of America by showing changes in the Fund’s performance from year to year, and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. As with all mutual funds, past performance is not an indication of future performance (before or after taxes).

After-tax returns are calculated using the highest individual federal income tax rate for each year, and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your individual tax situation. After-tax returns are not relevant to investors in tax-deferred accounts, such as 401(k) plans or individual retirement accounts.

Updated performance information is available at www.feim.com/individual-investors/fund/fund-america or by calling 800.334.2143.

The following bar chart assumes reinvestment of dividends and distributions and does not reflect any sales charges. If sales charges were included, the returns would be lower.

Calendar Year Total Returns—Class Y

Best Quarter*		Worst Quarter*
Second Quarter 2009	13.03%	Fourth Quarter 2008	-20.71%

*	For the period presented in the bar chart above.

First Eagle Fund of America	Summary Prospectus | March 1, 2017 (as revised July 5, 2017)

The following table discloses after-tax returns only for Class Y shares.

After-tax returns for Class C, Class A, Class I, Class R3, Class R4, Class R5 and Class R6 shares will vary. While no information is shown for Class R3, Class R4, Class R5 and Class R6 shares (because they are newly organized), annual returns for Class R3, Class R4, Class R5 and Class R6 shares would have been substantially similar to those shown here. Class R3, Class R4, Class R5 and Class R6 shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that Class R3, Class R4, Class R5 and Class R6 shares do not have the same expenses.

Average Annual Total Returns as of December 31, 2016

	1 Year	5 Years	10 Years	Class I Inception (3/8/13)
First Eagle Fund of America
Class Y Shares
Return Before Taxes	-1.97%	10.62%	6.92%	—
Return After Taxes on Distributions	-3.39%	9.68%	6.04%	—
Return After Taxes on Distributions and Sale of Fund Shares	0.07%	8.45%	5.55%	—
Class C Shares
Return Before Taxes	-3.61%	9.79%	6.13%	—
Class A Shares
Return Before Taxes	-6.86%	9.49%	6.39%	—
Class I Shares
Return Before Taxes	-1.71%	N/A	N/A	6.74%
Standard & Poor’s 500 Index	11.96%	14.66%	6.95%	12.38%

Our Management Team

First Eagle Investment Management, LLC serves as the Fund’s Adviser.

Portfolio Managers Harold Levy and Eric Stone of Iridian Asset Management LLC, a subadviser retained by First Eagle Investment Management, LLC, have responsibility for the day-to-day management of Fund of America and are assisted by their colleague Portfolio Manager David Cohen. Messrs. Levy and Cohen have served as Portfolio Managers of the Fund since the Fund’s inception in April 1987 and since 1989, respectively. Mr. Stone has served as a Portfolio Manager since March 2014.

How to Purchase and Redeem Shares

The minimum initial investment amount generally required for the Fund of America is $2,500 for Classes A, C, and Y and $1 million for Class I. There is no minimum initial investment for Class R3, Class R4, Class R5 and Class R6. See the About Your Investment—How to Purchase Shares section for more information. Class Y shares are closed to new investors subject to the limited exceptions described in the About Your Investment—Fund of America Class Y Shares (closed to new investors) section.

You may purchase Fund shares on any business day at their public offering price next computed after proper receipt of the order. You may redeem or exchange Fund shares on any business day at their net asset value next computed after proper receipt of the order. Transaction orders may be submitted via telephone, through your authorized dealer or FEF Distributors, LLC. Shares held in the dealer’s “street name” must be redeemed or exchanged through the dealer. See the Once You Become a Shareholder section for more information.

Send all requests for information or transactions to:

Regular Mail:	Overnight Mail:
First Eagle Funds	First Eagle Funds
P.O. Box 219324	c/o DST Systems, Inc.
Kansas City, MO 64121-9324	330 West 9th Street
Kansas City, MO 64105-1807

Tax Information

It is the Fund’s policy to make periodic distributions of net investment income and net realized capital gains, if any. Unless you elect otherwise, your ordinary income dividends and capital gain distributions will be reinvested in additional shares of the same share class of the Fund at net asset value calculated as of the payment date. The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as a 401(k) plan or an individual retirement account. Amounts withdrawn from a tax-deferred account may be subject to tax, including a penalty on pre-retirement distributions that are not properly rolled over to other tax-deferred accounts. See the Information on Dividends, Distributions and Taxes section of the Fund’s Prospectus for more information.

Payments to Broker-Dealers and Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information. See the About Your Investment—Distribution and/or Shareholder Services Expenses section of the Fund’s Prospectus for more information.

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